Stein Roe Mutual Funds

Annual Report
September 30, 2000




[PHOTO OF HANDS AND PLANT]

Stein Roe Equity Funds

Growth Fund

           Focus Fund



[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments.(R)

Contents
--------------------------------------------------------------------------------

From the President................................................   1

   Stephen Gibson's thoughts on the markets and investing

Performance Summary...............................................   2

Questions & Answers...............................................   3

   Interview with the portfolio manager and a summary of investment activity

Fund Highlights...................................................   5

Portfolio of Investments..........................................   6

   A complete list of investments with market values

Financial Statements..............................................   8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   11

Financial Highlights..............................................   14

   Selected per-share data

Report of Independent
Accountants.......................................................   15


                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

Dear Shareholder:
It's been a good year for the Liberty Focus Fund. Specifically, the Fund's Class S shares outperformed the S&P 500 Index1, its benchmark index, by nearly 25 percentage points during the period on the strength of the financial services, utility and certain technology sectors. Although technology stocks had a great fourth quarter 1999, they retreated from March through May of 2000. A combination of high valuations and lower than expected net earnings contributed to the slide.
   Economic results were mixed during the period; however, the Fund prospered in an environment of expanding economic growth and rising corporate profits. In contrast, the Federal Reserve continued to raise interest rates, and the value of the euro against the U.S. dollar continued a decline that began early in the period. Although U.S. conglomerates that do significant business overseas are sensitive to these currency fluctuations, we believe that the euro's weakness is temporary, and that it should strengthen in the next fiscal year.
   Take a look inside the report. Portfolio Manager David Brady provides a further discussion on the economic and market factors that affected the Fund's performance and strategy. Thank you for choosing the Stein Roe Focus Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   November 20, 2000

1 See benchmark index chart on page 2 for performance results.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.



[PHOTO OF STEPHEN E. GIBSON]
Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------

                                            Average Annual Total Returns
                                          Period Ended September 30, 2000

                                              1                LIFE OF
                                            YEAR                FUND+
----------------------------------------------------------------------
Focus Fund Class S*                           37.67%              23.82%
Morningstar Large Blend Category              16.00               11.67
S&P 500 Index                                 13.27               12.51

* The Fund commenced operations on 6/26/98.
+ Benchmark performance is for life of fund from 6/30/98.



Investment Comparisons
--------------------------------------------------------------------------------
Growth of a $10,000 Investment June 26, 1998 to September 30, 2000

--------------------------------------------------------------------------------
Stein Roe Focus Fund

[LINE CHART HERE]



                  Stein Roe Focus                           Morningstar Large
                   Fund Class S         S&P 500 Index        Blend Category
--------------------------------------------------------------------------------
6/30/99                10020               10000                 10000
                        9789.54             9894                  9836
                        8209.51             8464.32               8424.14
9/30/98                 8729.17             9006.88               8865.73
                        9108.89             9738.24               9514.35
                        9808.45            10328.4               10047.9
12/31/98               10328.3             10923.3               10650.8
                       10808.6             11379.9               10990.2
                       10588.1             11026                 10644.7
3/31/99                11578.1             11467                 11026.7
                       11757.5             11910.8               11415.1
                       11707               11629.7               11177.1
6/30/99                12367.2             12272.8               11766.7
                       12077.8             11891.1               11450.6
                       11627.3             11831.7               11323
9/30/99                11787.8             11507.5               11061.2
                       12488               12235.9               11673.3
                       13147.4             12484.3               11955.1
12/31/99               14251.7             13218.4               12722
                       13695.9             12554.8               12178.6
                       13779.5             12317.5               12203.4
3/31/00                14682               13522.2               13167
                       13895.1             13115.2               12770.2
                       13118.3             12846.3               12462.7
6/30/00                14398.7             13162.3               12812.2
                       14597.4             12957                 12627.8
                       16969.4             13761.6               13465.4
9/30/00                16217.1             13037                 12818.4




Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the Index and the Morningstar category), and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the Fund; it is not available for direct investment.
The Fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of Funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

Questions & Answers
--------------------------------------------------------------------------------


An interview with David Brady, Portfolio Manager of Stein Roe
Focus Fund

                                    Fund Data

   Investment Objective and Strategy:

Stein Roe Focus Fund seeks long-term growth by investing primarily in a limited number of large capitalization companies that the manager believes have above-average growth potential.

   Fund Inception:
   June 26, 1998

   Total Net Assets:
   $79.7 million


Q: How did The Fund's Class S shares perform during the period?

Brady: Class S shares of the Fund performed well during the 12 months ended September 30, 2000 by delivering a total return of 37.67%, compared with 13.27% for the S&P 500 Index during the same period.

Q: Which sectors supported the Fund's positive performance?

Brady: The financial services, utility and technology sectors fueled the Fund's performance. However, the strength of a number of our technology holdings was a major contributor to the Fund's above-average performance. Among our best performers were companies that focus on data storage, including EMC (7.0% of net assets) and Network Appliance (3.2% of net assets), which continued to experience strong demand. Network Appliance was added early in the period and was up significantly, while EMC had a total return of nearly 180% during the period. Rational Software (5.2% of net assets), a company that supplies tools used by business-to-business Internet service companies, also performed well. We believe Rational will continue to have good prospects for the future.
   While our gains in the technology area far outweighed any losses, we did have a few holdings that underperformed. This included applications-based companies such as Microsoft (4.5% of net assets). In the personal computer area, we sold our position in Dell Computer on the assumption that growth in the PC and related hardware markets was slowing. Apple Computer (2.6% of net assets)


[PHOTO OF DAVID P. BRADY]
David P. Brady

Questions & Answers Continued
--------------------------------------------------------------------------------

also revealed that growth would fall short of expectations.
   Nevertheless, we are optimistic about the future growth of the sector, especially the area of data storage.
   Utilities and financial services companies also performed well during the period. AES Corp. (7.2% of net assets) and Active Power, which was bought and sold during the period, both benefited from deregulation in the utilities industry and high demand for reliable sources of power. Household International (5.5% of net assets) and other financial services companies benefited from the rise in interest rates, especially during the third quarter.

Q: Overall, how was the portfolio invested?

Brady: We continued a strategy of maintaining between 20 to 25 securities in the portfolio that we believe provide the best risk/reward opportunities. Our focus is on large-capitalization companies that dominate their particular industry. Within this context, we decreased the Fund's weighting in the technology sector and added to our position utilities.

Q: What is your outlook?

Brady: We are guardedly optimistic about the prospects for the economy, the equity markets and the Fund. We believe the Federal Reserve has interest rates in a holding pattern, and that its next move will be to lower rates. In addition, we believe that the growth rate of corporate profits should initially fall to a much more sustainable level of between 10% and 12%, but accelerate later in 2001. As a result, we are optimistic about the future of the equity markets over the next 12 months and believe stocks should benefit.

Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/00 and are subject to change. The S&P 500 Index is an unmanaged group of stocks not associated with any Liberty Fund; it is not available for direct investment.

Fund Highlights As of September 30, 2000
--------------------------------------------------------------------------------


                              Stein Roe Focus Fund
                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------

AES                                7.2%     MBNA                   4.1%
EMC                                7.0      Intuit                 3.9
Household International            5.5      Comcast                3.9
Rational Software                  5.2      Viacom                 3.8
Microsoft                          4.5      Southtrust             3.8

--------------------------------------------------------------------------------

                           Equity Portfolio Highlights

                                                                       S&P 500
                                                    PORTFOLIO           INDEX
--------------------------------------------------------------------------------
Number of Holdings                                       25             500
Dollar Weighted Median
  Market Capitalization ($Mil.)                      35,727          80,912

--------------------------------------------------------------------------------

                           Economic Sector Breakdown

Equity Portfolio

[PIE CHART HERE]

Basic Materials             0%
Consumer Cyclical           9%
Consumer Non-Cyclical      10%
Energy                      3%
Financial                  15%
Industrial                  2%
Technology                 46%
Utilities                  15%



S&P 500 Index

[PIE CHART HERE]

Basic Materials             2%
Consumer Cyclical          10%
Consumer Non-Cyclical      18%
Energy                      7%
Financial                  16%
Industrial                  8%
Technology                 30%
Utilities                   9%


--------------------------------------------------------------------------------

Asset Allocation

As of September 30, 1999

[PIE CHART HERE]

Equities                      99.9%
Cash Equivalents & Other       0.1%



As of September 30, 2000

[PIE CHART HERE]

Equities                      88.6%
Cash Equivalents & Other      11.4%

Stein Roe Focus Fund
--------------------------------------------------------------------------------
Investment Portfolio
September 30, 2000 (in thousands)
Common Stocks - 88.6%                                       Shares         Value
--------------------------------------------------------------------------------

Consumer Discretionary - 7.7%
   Broadcasting & Cable - 3.9%
   Comcast Corp., Special Class A....................           75       $ 3,070
                                                                         -------

   Movies & Entertainment - 3.8%
   Viacom, Inc. Class B (a).........................            52         3,047
                                                                         -------

Consumer Staples - 3.5%
   Safeway, Inc. (a).................................           60         2,801
                                                                         -------

Diversified Financials - 9.6%
   Consumer Finance
   Household International, Inc.....................            77         4,377
   MBNA Corp. ......................................            85         3,272
                                                                         -------
                                                                           7,649
                                                                         -------
Financials - 3.8%
   Southtrust Corp. ................................            96         3,012
                                                                         -------

Health Care - 5.4%
   Biotechnology - 2.1%
   Genentech, Inc. (a)...............................            9         1,671
                                                                         -------

   Pharmaceuticals - 3.3%
   American Home Products Corp. .....................           46         2,625
                                                                         -------

Industrials - 1.8%
   Avery Dennison Corp...............................           30         1,396
                                                                         -------

Software & Services - 20.3%
   Applications Software - 9.2%
   Intuit, Inc. (a) ................................            55         3,135
   Rational Software Corp. (a).......................           60         4,163
                                                                         -------
                                                                           7,298
                                                                         -------
   Internet Software & Services - 6.6%
   America Online, Inc. (a).........................            50         2,688
   Cosine Communications, Inc. (a)...................           14           778
   Parthus Technologies PLC ADR (a).................            45         1,811
                                                                         -------
                                                                           5,277
                                                                         -------
   Systems Software - 4.5%
   Microsoft Corp. (a) .............................            60         3,615
                                                                         -------

Technology Hardware & Equipment - 20.4%
   Computer Hardware - 2.6%
   Apple Computer, Inc..............................            80         2,060
                                                                         -------

   Computer Storage & Peripherals - 10.2%
   EMC Corp. (a)....................................            56         5,551
   Network Appliance, Inc. (a)......................            20         2,547
                                                                         -------
                                                                           8,098
                                                                         -------

Stein Roe Focus Fund Continued
--------------------------------------------------------------------------------

                                                            Shares         Value
--------------------------------------------------------------------------------

Technology Hardware & Equipment - 20.4%  (continued)
   Networking Equipment - 2.4%
   Cisco Systems, Inc. (a)..........................            35       $ 1,922
                                                                         -------

   Semiconductors - 2.1%
   Broadcom Corp., Class A (a).......................            7         1,706
                                                                         -------

   Telecommunications Equipment - 3.1%
   Motorola, Inc....................................            87         2,458
                                                                         -------


Telecommunication Services - 6.1%
   MCI WorldCom, Inc. (a)............................           64         1,932
   Vodafone Group PLC ADR ...........................           80         2,960
                                                                         -------
                                                                           4,892
                                                                         -------
Utilities - 10.0%
   AES Corp. (a).....................................           84         5,754
   Enron Corp.......................................            25         2,191
                                                                         -------
                                                                           7,945
                                                                         -------
Total Common Stocks (cost of $52,635)(b).............                     70,542
                                                                         -------
--------------------------------------------------------------------------------

Short-Term Obligations - 11.5%                                 PAR
--------------------------------------------------------------------------------

Commercial Paper
   American Home Products 6.680%(c) 10/2/00.........        $2,865         2,864
   Associates Corp. of North America 6.700%(c) 10/2/00       2,795         2,795
   Fortune Brands 6.680%(c) 10/2/00.................         3,500         3,499
                                                                         -------
                                                                           9,158
                                                                         -------
--------------------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.1)%...........                       (48)
                                                                         -------

Net Assets - 100.0%..................................                    $79,652
                                                                         =======
--------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

            Acronym                  Name
           -----------  ------------------------------
              ADR         American Depositary Receipt





See notes to financial statements.

Stein Roe Focus Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands, except per-share data)


Assets
Investments at value (cost $52,635)...............                    $70,542
Short-term obligations ...........................                      9,158
                                                                      -------
                                                                       79,700
Receivable for:
   Dividends......................................           $ 49
   Fund shares sold...............................             35          84
                                                          -------     -------
     Total Assets.................................                     79,784

Liabilities
Payable for Fund shares repurchased...............              1
Accrued:
   Management fee.................................             50
   Adminstration fee..............................             10
   Bookeeping fee.................................              2
   Transfer Agent fee.............................             23
   Other..........................................             46
                                                          -------
    Total Liabilities.............................                        132
                                                                      -------
   Net Assets ....................................                    $79,652
                                                                      -------

Class A
Net asset value & redemption price per share - ($1/(b))              $15.45(a)
                                                                      -------
Maximum offering price per share ($15.45/0.9425)                     $16.39(c)
                                                                      -------
Class S
Net asset value, redemption & offering price per share -
   ($79,651/5,155)................................                     $15.45
                                                                      -------

Composition of Net Assets
Paid in capital...................................                    $53,739
Accumulated net realized gain.....................                      8,006
Net unrealized appreciation ......................                     17,907
                                                                      -------
   Net Assets.....................................                    $79,652
                                                                      -------


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Rounds to less than one.
(c) On sales of $50,000 or more the offering price is reduced.





See notes to financial statements.

Stein Roe Focus Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 2000
(All amounts in thousands)


Investment Income
Dividends ........................................                    $    394
Interest .........................................                         122
                                                                       -------
   Total investment income .......................                         516

Expenses
Management fee....................................          $ 519
Administration fee................................            104
12b-1 Service fee.................................            (a)
Transfer agent fees...............................            185
Bookkeeping fee...................................             26
Trustees fee......................................             13
Custodian fees....................................              4
Audit fee.........................................             19
Legal fee.........................................              3
Registration fee..................................             31
Reports to shareholders...........................             13
Other.............................................             14          931
                                                          -------      -------
   Net Investment Loss............................                       (415)
                                                                       -------

Net Realized & Unrealized Gain on Portfolio Positions
Net realized gain ................................          8,802
Net change in unrealized appreciation/depreciation
   during the period..............................         13,492
                                                          -------
   Net Gain ......................................                      22,294
                                                                       -------
Increase in Net Assets Resulting from Operations..                    $ 21,879
                                                                       =======



(a) Rounds to less than one.





See notes to financial statements.

Stein Roe Focus Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)

                                                                         Year
                                                         Ended      Year ended
                                                  September 30    September 30
Increase (Decrease) in Net Assets                      2000 (a)           1999
                                                  ------------      ----------
Operations
Net investment loss.............................     $    (415)      $    (250)
Net realized gain ..............................         8,802           5,947
Net unrealized appreciation /depreciation.......        13,492           8,974
                                                      --------        --------
   Net Increase from Operations.................        21,879          14,671
Distributions to Shareholders
From net realized capital gains - Class S.......        (3,219)             --
                                                      --------        --------
                                                        18,660          14,671
                                                      --------        --------

Fund Share Transactions:
Receipt for shares sold - Class A ..............             1              --
                                                      --------        --------
                                                             1              --
                                                      --------        --------
Receipt for shares sold - Class S...............        15,206          19,615
Value of distributions reinvested - Class S ....         3,156              --
Cost of shares repurchased-- Class S............       (17,018)        (19,355)
                                                      --------        --------
                                                         1,344             260
                                                      --------        --------

   Net Increase from Fund Share Transactions....         1,345             260
                                                      --------        --------
   Total Increase...............................        20,005          14,931

Net Assets
Beginning of period.............................        59,647          44,716
                                                      --------        --------
End of period...................................      $ 79,652        $ 59,647
                                                      --------        --------

Number of Fund Shares
Sold - Class A..................................           (b)              --
                                                      --------        --------


Sold - Class S..................................         1,123           1,766
Issued for distributions reinvested - Class S...           247              --
Repurchased - Class S...........................        (1,278)         (1,825)
                                                      --------        --------
                                                            92             (59)
                                                      --------        --------

(a) Class A shares were initially offered on July 31, 2000.
(b) Rounds to less than one.



See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2000

Note 1. Organization
Stein Roe Focus Fund - Class S and Liberty Focus Fund - Class A (formerly Stein Roe Large Company Focus Fund)(collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A, and Class S. Class S shares are offered continuously at net asset value. Class A has its own sales charge and expense structure, please refer to the Fund's Class A prospectus for more information on Class A shares. The financial highlights for Class A are presented in a separate annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Security valuation and transactions
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
Determination of class net asset values and financial highlights
All income, expenses (other than Class A 12b-1 service fee and Class A and Class S Tranfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
   The per share data was calculated using the average shares outstanding during the period.

Federal income taxes
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued. Distributions to shareholders Distributions to shareholders are recorded on the ex-date.
   The amount and character of income

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other
Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates
Management fee
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

Average net assets    Annual fee rate
--------------          -------------
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%
Next $1.5 billion               0.60%

Administration fee

     The Advisor also provides accounting and other services for a monthly fee as follows:

Average net assets    Annual fee rate
--------------          -------------
First $500 million             0.150%
Next $500 million              0.125%
Next $500 million              0.100%
Next $1.5 billion              0.075%

Bookkeeping fee
The Advisor provides bookkeeping and pricing services for a monthly fee to equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Transfer agent fee Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A shares, please refer to the Fund's prospectus. Underwriting discounts, and service fees Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus. Expense limits The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average dialy net assets. For the year ended September 30, 2000, the Fund's operating expenses (as defined above) did not exceed the 1.50% expense limit.
Other
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Note 3. Portfolio Information Investment Activity
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $51,975,673 and $63,299,846, respectively.
   Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
   appreciation           $22,977,061
Gross unrealized
   depreciation            (5,070,258)
                           ----------
Net unrealized
   appreciation           $17,906,803
                           ----------
Other
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.


Note 4. Line of Credit
The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreements.


Note 5. Other Related Party Transactions
During the year ended September 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $2,832.

Financial Highlights
--------------------------------------------------------------------------------

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                          Year ended     Year ended   Period ended
                                       September 30,  September 30,  September 30,
                                                2000           1999       1998 (a)
                                             Class S
                                         -----------   ------------   ------------
Net Asset Value, Beginning of Period         $ 11.78         $ 8.73        $ 10.00
                                             -------        -------        -------
Income From Investment Operations
   Net investment loss (b)..........           (0.08)         (0.05)            --
   Net realized and unrealized gain             4.39           3.10          (1.27)
                                             -------        -------        -------
   Total from investment operations             4.31           3.05          (1.27)
                                             -------        -------        -------
Less Distributions Declared to Shareholders:
   From net realized gains..........           (0.64)            --             --
                                             -------        -------        -------
Net Asset Value, End of Period......         $ 15.45        $ 11.78         $ 8.73
                                             =======        =======        =======
Total return (c)....................           37.67%         35.05%     (12.70)%(d)(e)
Ratio to Average Net Assets
Expenses (f)........................            1.35%          1.49%       1.50%(g)(h)
Net investment income (f) ..........           (0.60)%        (0.47)%     (0.12)%(d)(h)
Portfolio turnover .................              77%            68%         21%(e)
Net assets at end of period (000's).         $79,651        $59,647       $44,716


(a)From commencement of operations on June 26, 1998.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested.
(d)Computed giving effect to Advisor's expense limitation undertaking.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor this ratio would have been 1.61% for the period ended September 30, 1998.
(h)Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $380,941.
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Investment Trust and Class S Shareholders of Stein Roe Focus Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Stein Roe Focus Fund (formerly Stein Roe Large Company Focus Fund) (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspon dence with the custodian, provide a reasonable basis for our opinion. The finincial highlights of the Fund for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

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


Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------

Trustees

John A. Bacon, Jr.
Private Investor

William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.

Lindsay Cook
Executive Vice President, Liberty Financial Companies, Inc.

Douglas A. Hacker
Executive Vice President and Chief Financial Officer, United Airlines

Janet Langford Kelly
Executive Vice President, Secretary and General Counsel, Kellogg Company

Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington

Thomas C. Theobald
Managing Director, William Blair Capital Partners

Officers

Stephen E. Gibson, President

William D. Andrews, Executive Vice President

Loren A. Hansen, Executive Vice President

Kevin M. Carome, Executive Vice President, Secretary


Agents and Advisors

Stein Roe & Farnham Incorporated
Investment Advisor

State Street Bank and Trust Company
Custodian

Liberty Funds Services, Inc.
Transfer Agent

Bell, Boyd & Lloyd, LLC
Legal Counsel to the Trust

PricewaterhouseCoopers LLP
Independent Accountants

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund
Capital Opportunities Fund
Small Company Growth Fund

International Funds
Asia Pacific Fund
Small Cap Tiger Fund
International Fund




                             Stein Roe Mutual Funds
                                 P.O. Box 8900
                             Boston, MA 02205-8900
                     Financial Advisors call: 800-322-0593
                        Shareholders call: 800-338-2550
                                www.steinroe.com

          In Chicago, visit our Fund Center at One South Wacker Drive

                        Liberty Funds Distributor, Inc.



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